UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March  01, 2004

SCOPE INDUSTRIES

(Exact name of Registrant as specified in its charter)

California	1-3552	95-1240976

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 Wilshire Boulevard, Suite 310, Santa Monica, California	90401-1206

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (310) 458-1574

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets
Item 7 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT 4.1

FORM 8-K
SCOPE INDUSTRIES
CURRENT REPORT

Item 2. Acquisition or Disposition of Assets.

          On March 1, 2004, Scope Industries (“Scope”) sold all the outstanding shares of its wholly owned subsidiary Scope Beauty Enterprises, Inc. (dba Marinello Schools of Beauty) to B & H Education, Inc. (“B & H”) for a purchase price of $8,250,000. The purchase price consists of a $1,237,500 deposit into an escrow account, a cash payment of $4,125,000 and $2,887,500 pursuant to a three-year floating rate promissory note. The purchase price is subject to adjustment based upon the amount that total assets exceed total liabilities on February 29, 2004. The excess of assets or liabilities will be added to/or subtracted from the promissory note. Scope believes that the assets will exceed liabilities at February 29, 2004, subject to an audit of the financial statements as of that date. The purchase price was determined through arms length negotiations between the management of Scope and B & H.

          The sale was effected by the transfer of ownership of all the shares of Scope Beauty Enterprises, Inc. to B & H. The terms of the sale provide that B & H has a 90-day rescission period in the event that certain federal and state education regulatory and accrediting agency approvals cannot be obtained.

          Scope Beauty Enterprises, Inc., with approximately 800 students operates 13 schools in leased premises in Southern California and Southern Nevada where cosmetology and manicuring are taught to students who pay tuition

          The purchaser, B & H, is a Delaware corporation. B & H and its shareholders have no relationship with Scope or any director or officer of Scope, or any affiliates of any of Scope’s officers or directors.

FORM 8-K

CURRENT REPORT

SCOPE INDUSTRIES

		Page

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits
(b)	Pro Forma Financial Information
	Pro Forma Consolidated Statement of Income –
	Six Months Ended December 31, 2003	4
	Pro Forma Consolidated Statement of Income –
	Year Ended June 30, 2003	5
	Pro Forma Consolidated Balance Sheet –
	December 31, 2003	6
	Notes to Pro Forma Consolidated Financial Statements	7
	Signatures	8
(c)	Exhibits
	4.1 Stock Purchase Agreement dated November 10, 2003

FORM 8-K
SCOPE INDUSTRIES
Pro Forma Consolidated Statement of Income
For the Six Months Ended December 31, 2003
(Unaudited)

	As	Pro Forma	Pro Forma
	Reported	Adjustments	Restatement

Operating Sales and Revenues:
Sales	$36,834,790	$	$36,834,790
Vocational school revenues	3,659,375	(3,659,375)	—

	40,494,165	(3,659,375)	36,834,790

Operating Costs and Expenses:
Cost of sales	26,532,174	—	26,532,174
Vocational school expenses	2,461,294	(2,461,294)	—
Depreciation and amortization	3,863,154	(104,757)	3,758,397
General and administrative	4,562,491	(644,631)	3,917,860

	37,419,113	(3,210,682)	34,208,431

	3,075,052	(448,693)	2,626,359
Investment and other income	177,924	(22,316)	155,608

Income from continuing operations before income taxes	3,252,976	(471,009)	2,781,967
Provision for income taxes	(987,000)	(182,200)	(804,800)

Income from continuing operations			1,977,167
Income from discontinued operations (net)		$(288,809)	288,809

Net Income	$2,265,976		$2,265,976

Net Income Per Share – Basic & Diluted	$2.27	$(0.29)	$2.27
Average shares outstanding – Basic & Diluted	998,691

The accompanying notes are an integral part of these statements.

FORM 8-K
SCOPE INDUSTRIES
Pro Forma Consolidated Statement of Income
For the Year Ended June 30, 2003
(Unaudited)

	As	Pro Forma	Pro Forma
	Reported	Adjustments	Restatement

Operating Sales and Revenues:
Sales	$74,269,604	$	$74,269,604
Vocational school revenues	7,108,048	(7,108,048)	—

	81,377,652	(7,108,048)	74,269,604

Operating Costs and Expenses:
Cost of sales	53,398,568	—	53,398,568
Vocational school expenses	4,788,594	(4,788,594)	—
Depreciation and amortization	9,285,938	(233,531)	9,052,407
General and administrative	9,301,719	(1,201,042)	8,100,677

	76,774,819	(6,223,167)	70,551,652

	4,602,833	(884,881)	3,717,952
Investment and other income	666,434	(43,088)	623,346

Income from continuing operations before income taxes	5,269,267	(927,969)	4,341,298
Provision for income taxes	2,088,000	(369,600)	1,718,400

Income from continuing operations			2,622,898
Income from discontinued operations (net)		$(558,369)	558,369

Net Income	$3,181,267		$3,181,267

Net Income Per Share – Basic & Diluted	$3.12	$(0.55)	$3.12
Average shares outstanding – Basic & Diluted	1,019,334

The accompanying notes are an integral part of these statements.

SCOPE INDUSTRIES
Pro Forma Consolidated Balance Sheets
December 31, 2003
(Unaudited)

	As Reported	Pro Forma	Pro Forma
	Reported	Adjustments	Restatement

ASSETS
Current Assets:
Cash and cash equivalents	$7,494,022	$126,787	$7,620,809
Accounts and notes receivable, less allowance for doubtful accounts of $359,788	5,504,595	(505,118)	4,999,477
Inventories	744,483	(101,896)	642,587
Deferred income taxes	566,600	—	566,600
Prepaid expenses and other current assets	1,078,144	(86,971)	991,173
Net current assets discontinued operations	—	24,057	24,057

Total current assets	15,387,844	(543,141)	14,844,703

Notes Receivable	560,090	(256,802)	303,288

Assets Held for Sale (net)	1,352,980	—	1,352,980

Net Long-term Assets Discontinued Operations	—	989,215	989,215

Property and Equipment:
Machinery and equipment	65,267,171	(1,277,836)	63,989,335
Land, buildings and improvements	19,557,051	(1,341,612)	18,215,439

	84,824,222	(2,619,448)	82,204,774
Less accumulated depreciation and amortization	42,015,209	(1,877,035)	40,128,174

	42,809,013	(732,413)	42,076,600

Collection Routes and Contracts, less accumulated amortization of $9,093,007	451,429		451,429

Other Assets:
Non-appropriated funds – IRB	4,906,358		4,906,358
Restricted cash and investments	11,081,193		11,081,193
Deferred charges and other assets	103,054		103,054
Deferred income taxes	502,400		502,400
Investments available for sale at fair value	2,486,110		2,486,110
Other equity investments	6,378,800		6,378,800

	25,457,915		25,457,915

	$86,019,271	$(543,141)	$85,476,130

LIABILITIES AND SHAREOWNERS’ EQUITY
Current Liabilities:
Accounts payable	$4,751,450	$ (425)	$4,471,025
Current portion of Industrial Revenue Bond	250,000		250,000
Dividends payable	998,691		998,691
Other accrued liabilities	2,011,326	(349,243)	1,662,083
Accrued payroll and related employee benefits	976,802	(193,473)	783,329

Total current liabilities	8,988,269	(543,141)	8,445,128
Long term debt	9,750,000	—	9,750,000

	18,738,269	(543,141)	18,195,128

Commitments and Contingent Liabilities
Shareowners’ Equity:
Common stock, no par value, 5,000,000 shares authorized, shares issued and outstanding at December 31, 2003 – 998,691	4,576,050	—	4,576,050
Retained earnings	61,508,352	—	61,508,352
Accumulated other comprehensive income	1,196,600	—	1,196,600

	67,281,002	—	67,281,002

	$86,019,271	$(543,141)	$85,476,130

The accompanying notes are an integral part of these consolidated statements.

FORM 8-K

CURRENT REPORT

SCOPE INDUSTRIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

          On March 1, 2004, Scope Industries (“Scope”) sold all the outstanding shares of its wholly owned subsidiary Scope Beauty Enterprises, Inc. (dba Marinello Schools of Beauty) to B & H Education, Inc. (“B & H”) for a purchase price of $8,250,000, in cash and a three-year note. The sale was effected by the transfer of ownership of all the shares of Scope Beauty Enterprises, Inc. to B & H. The terms of the sale provide a 90-day recession period in the event that certain federal and state education regulatory and accrediting agency approvals cannot be obtained.

          Pro Forma adjustments represent the exclusion of the Vocational School segment operating results and certain assets and liabilities from the Company’s consolidated financial statements.

          The results of operation as reflected in the Pro Forma Restatements are not necessarily indicative of the results to be expected in future periods. In addition, the Pro Forma Restatements are not necessarily indicative of the results that would have occurred had the sale occurred prior to the periods presented herein.

FORM 8-K

CURRENT REPORT

SCOPE INDUSTRIES

SIGNATURES

Pursuant to the requirements of the Security and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPE INDUSTRIES

March 1, 2004	By:	/s/ Eric M. Iwafuchi

(Date)		Eric M. Iwafuchi, Vice President, Chief Financial Officer and Secretary